Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

17. Income Taxes

Navigator Holdings Ltd and its vessel owning subsidiaries are incorporated in the Marshall Islands and under the laws of the Marshall Islands are not subject to tax on income or capital gains and no Marshall Islands withholding tax will be imposed on dividends paid by the Company to its stockholders. However, the Company’s UK, Polish and Singaporean subsidiaries are subject to local taxes.

	2016 (in thousands)	2017 (in thousands)	2018 (in thousands)
Net Income/(loss)	$44,638	$5,310	$(5,739)
Tax expense at statutory rate	$—	$—	$—

Total statutory tax charge	$—	$—	$—
Tax charge in UK subsidiaries	$669	$221	$254
Tax credit in Polish subsidiary	$—	$(130)	$(147)
Tax charge in Singapore subsidiary	$508	$306	$226

Total Tax charge	$1,177	$397	$333